UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2026
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DUTCH BROS INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-40798	87-1041305
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
1930 W. Rio Salado Pkwy			85281
Tempe,	Arizona
(Address of principal executive offices)			(Zip Code)
(877) 899-2767
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, par value $0.00001 per share	BROS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 to Form 8-K (this “Amendment”) is being filed solely to correct the address of the registrant’s principal executive offices on the cover page of the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on May 15, 2026 (the “Original Filing”).

This Amendment does not reflect events occurring after the Original Filing or modify the disclosure in the Original Filing in any other way, including the results of the matters submitted to a vote of security holders reported in the Original Filing. No other amendments to the Original Filing are being made by this Amendment. This Amendment should be read in connection with the Original Filing.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 13, 2026, the Company held its 2026 annual stockholders’ meeting (the “Annual Meeting”). At the Annual Meeting, a total of 141,558,850 shares of all classes of the Company’s common stock, together representing a total of 458,457,364 votes, or approximately 95.2% of the voting power of all classes of the Company’s common stock on March 20, 2026, the record date for the Annual Meeting, and entitled to vote at the Annual Meeting, were present remotely or by proxy and voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the SEC on March 31, 2026:
Proposal One - Election of Directors. The following nine nominees were elected as directors by the holders of the Company’s Class A common stock, Class B common stock, Class C common stock, and Class D common stock, voting together as a single class, each to serve until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Travis Boersma	419,401,112	19,203,533	100,511	19,752,208
Christine Barone	437,150,194	1,476,440	78,522	19,752,208
C. David Cone	436,848,583	1,750,742	105,831	19,752,208
Stephen Gillett	403,698,912	34,886,195	120,049	19,752,208
G.J. Hart	436,732,675	1,866,441	106,040	19,752,208
Kory Marchisotto	413,057,353	25,512,748	135,055	19,752,208
Scott Maw	437,123,642	1,473,361	108,153	19,752,208
Ann Miller	401,472,810	37,116,565	115,781	19,752,208
Todd Penegor	402,388,829	36,210,748	105,579	19,752,208

Proposal Two - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026 was ratified. The voting results were as follows:

Votes For	Votes Against	Abstentions
456,580,917	1,658,742	217,705
Proposal Three - Approval, on a Non-binding, Advisory Basis, of the Compensation of our Named Executive Officers. The compensation of the Company’s named executive officers was approved, on a non-binding, advisory basis. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
437,453,320	1,088,485	163,351	19,752,208

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUTCH BROS INC.
(Registrant)

Date:	May 18, 2026	By:	/s/ Victoria Tullett
Victoria Tullett
Chief Legal Officer and Corporate Secretary